SUPPLEMENTAL INFORMATION

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2017 AND 2016

WASHINGTON PRIME GROUP

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of minimum rents, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDA and key balance sheet metrics	8
Key guidance assumptions	9

Operational Data
Operating metrics	10
Leasing results and base rent psf	11
Releasing spreads	12
Top 10 tenants	13
Lease expirations	14

Development Activity
Capital expenditures	15
Redevelopment projects	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016

Revenue:
Minimum rent (see components on page 4)	$126,895	$145,609	$516,386	$572,781
Overage rent	3,297	5,095	9,115	12,882
Tenant reimbursements	49,140	59,138	208,290	236,510
Other income (see components on page 4)	7,905	7,943	24,331	21,302
Total revenues	187,237	217,785	758,122	843,475

Expenses:
Property operating	(37,023)	(41,937)	(146,529)	(166,690)
Real estate taxes	(19,956)	(25,454)	(89,617)	(102,638)
Advertising and promotion	(2,568)	(2,908)	(9,107)	(10,375)
Total recoverable expenses	(59,547)	(70,299)	(245,253)	(279,703)
Depreciation and amortization	(59,226)	(69,228)	(258,740)	(281,150)
Provision for credit losses	(788)	(1,707)	(5,068)	(4,508)
General and administrative	(8,865)	(8,942)	(34,892)	(37,317)
Merger, restructuring and transaction costs	—	—	—	(29,607)
Ground rent	(174)	(1,076)	(2,438)	(4,318)
Impairment loss	(37,524)	(1,178)	(66,925)	(21,879)
Total operating expenses	(166,124)	(152,430)	(613,316)	(658,482)

Operating Income	21,113	65,355	144,806	184,993

Interest expense, net	(28,428)	(32,243)	(126,541)	(136,225)
Gain on extinguishment of debt, net	69,358	534	90,579	34,612
Income and other taxes	(421)	(817)	(3,417)	(2,232)
Income (loss) from unconsolidated entities, net	2,176	857	1,395	(1,745)
(Loss) gain on disposition of interests in properties, net	(665)	129	124,771	(1,987)

Net income	63,133	33,815	231,593	77,416
Net income attributable to noncontrolling interests	9,460	4,891	34,530	10,285
Net income attributable to the Company	53,673	28,924	197,063	67,131
Less: Preferred share dividends	(3,508)	(3,508)	(14,032)	(14,032)
Net income attributable to common shareholders	$50,165	$25,416	$183,031	$53,099

Earnings per common share, basic and diluted	$0.27	$0.14	$0.98	$0.29

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	December 31,	December 31,
	2017	2016
Assets:
Investment properties at cost	$5,761,714	$6,245,414
Construction in progress	46,046	49,214
	5,807,760	6,294,628
Less: accumulated depreciation	2,139,620	2,122,572
	3,668,140	4,172,056

Cash and cash equivalents	52,019	59,353
Tenant receivables and accrued revenue, net (see components on page 3)	90,314	99,967
Real estate assets held-for-sale	—	50,642
Investment in and advances to unconsolidated entities, at equity	451,839	458,892
Deferred costs and other assets (see components on page 3)	189,095	266,556
Total assets	$4,451,407	$5,107,466

Liabilities:
Mortgage notes payable	$1,157,082	$1,618,080
Notes payable	979,372	247,637
Unsecured term loans	606,695	1,334,522
Revolving credit facility	154,460	306,165
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	264,998	309,178
Distributions payable	2,992	2,992
Cash distributions and losses in unconsolidated entities, at equity	15,421	15,421
Total liabilities	3,181,020	3,833,995

Redeemable noncontrolling interests	3,265	10,660

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,240,483	1,232,638
Accumulated deficit	(350,594)	(346,706)
Accumulated other comprehensive income	6,920	4,916
Total stockholders' equity	1,099,404	1,093,443
Noncontrolling interests	167,718	169,368
Total equity	1,267,122	1,262,811
Total liabilities, redeemable noncontrolling interests and equity	$4,451,407	$5,107,466

SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	December 31,	December 31,
	2017	2016

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$36,566	$39,097
Tenant receivable	12,875	17,701
Allowance for doubtful accounts, net	(7,867)	(8,578)
Unbilled receivables and other	48,740	51,747
Total	$90,314	$99,967

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$79,079	$90,922
In place lease intangibles, net	46,627	70,907
Acquired above market lease intangibles, net	24,254	34,337
Mortgage and other escrow deposits	18,182	29,160
Prepaids, notes receivable and other assets, net	20,953	41,230
Total	$189,095	$266,556

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$158,450	$167,636
Below market lease intangibles, net	77,871	106,923
Deferred revenues and deposits	28,677	34,619
Total	$264,998	$309,178

SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF MINIMUM RENTS, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016

Components of Minimum Rents:

Base rent	$117,712	$135,200	$487,023	$537,854
Mark-to-market adjustment	978	1,903	7,323	9,930
Straight-line rents	1,123	210	2,122	928
Temporary tenant rents	7,082	8,296	19,918	24,069
Total Minimum Rents	$126,895	$145,609	$516,386	$572,781

Components of Other Income:
Sponsorship and other ancillary property income	$4,412	$4,166	$9,848	$10,111
Fee income	2,136	1,800	7,906	6,709
Lease termination income	315	632	3,492	1,310
Other	1,042	1,345	3,085	3,172
Total Other Income	$7,905	$7,943	$24,331	$21,302

Components of Corporate Overhead:
General & administrative	$8,865	$8,942	$34,892	$37,317
Third party management fees & internal corporate overhead allocated to operating expense	4,897	4,824	20,263	25,938
Total Corporate Overhead	$13,762	$13,766	$55,155	$63,255

SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Funds from Operations ("FFO"):
Net income	$63,133	$33,815	$231,593	$77,416
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,567)	(14,272)	(14,272)
Real estate depreciation and amortization, including joint venture impact	68,310	76,192	292,748	311,038
Noncontrolling interests portion of depreciation and amortization	(27)	(31)	(27)	(147)
Loss (gain) on disposition of interests in properties, net, including impairment loss	38,189	1,049	(57,846)	24,066
Net income attributable to noncontrolling interest holders in properties	(68)	(28)	(68)	(10)
FFO	$165,969	$107,430	$452,128	$398,091

Adjusted Funds from Operations:
FFO	$165,969	$107,430	$452,128	$398,091
Merger,restructuring and transaction costs	—	—	—	29,607
Gain on extinguishment of debt, net	(69,358)	(534)	(90,579)	(34,612)
Adjusted FFO	$96,611	$106,896	$361,549	$393,086

Weighted average common shares outstanding - diluted	222,036	221,123	221,976	220,741

FFO per diluted share	$0.75	$0.49	$2.04	$1.80
Total adjustments	$(0.31)	$(0.00)	$(0.41)	$(0.02)
Adjusted FFO per diluted share	$0.44	$0.48	$1.63	$1.78

Non-cash items included in FFO:
Non-cash stock compensation expense (2)	$1,587	$1,251	$6,402	$4,647
Straight-line adjustment as an increase to minimum rents (1)	$1,873	$710	$4,134	$3,312
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$387	$345	$1,702	$1,375
Fair value of debt amortized as a decrease to interest expense (1)	$979	$1,309	$4,855	$6,370
Loan fee amortization (1)	$1,511	$1,189	$6,584	$5,599
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$1,904	$2,826	$11,569	$15,015
Non-real estate depreciation (1)	$2,523	$2,237	$9,681	$8,322
Hedge ineffectiveness as a decrease to interest expense	$219	$1,546	$295	$288

(1) Includes the pro-rata share of the joint venture properties.
(2) Non-cash stock compensation for the twelve months ended 2016 excludes expenses included in the merger, restructuring and transaction costs above.

SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2017	2016	Variance $		2017	2016	Variance $

Reconciliation of Comp NOI to Operating Income:
Operating income	$21,113	$65,355	$(44,242)		$144,806	$184,993	$(40,187)

Depreciation and amortization	59,226	69,228	(10,002)		258,740	281,150	(22,410)
General and administrative and merger, restructuring and transaction costs	8,865	8,942	(77)		34,892	66,924	(32,032)
Impairment loss	37,524	1,178	36,346		66,925	21,879	45,046
Fee income	(2,136)	(1,800)	(336)		(7,906)	(6,709)	(1,197)
Management fee allocation	45	(178)	223		612	7,008	(6,396)
Pro-rata share of unconsolidated joint ventures in comp NOI	18,093	8,899	9,194		60,908	36,418	24,490
Property allocated corporate expense	3,484	3,337	147		13,300	13,231	69
Non-comparable properties and other (1)	(1,827)	(2,329)	502		(8,573)	(9,195)	622
NOI from sold properties	(320)	(6,083)	5,763		(2,636)	(27,313)	24,677
Termination income and outparcel sales	(333)	(1,451)	1,118		(3,783)	(2,761)	(1,022)
Straight-line rents	(1,123)	(210)	(913)		(2,122)	(928)	(1,194)
Ground lease adjustments for straight-line and fair market value	15	(2)	17		65	(15)	80
Fair market value and inducement adjustments to base rents	(971)	(1,893)	922		(7,290)	(9,874)	2,584

Comparable NOI	$141,655	$142,993	$(1,338)		$547,938	$554,808	$(6,870)
Comparable NOI percentage change			-0.9%				-1.2%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds received in the periods presented. Furthermore, Southern Hills Mall is removed as the management and leasing of the property was transferred to the receiver during the fourth quarter of 2016. On October 17, 2017, and upon the discounted payoff of the mortgage loan, the Company resumed leasing and management of the property.

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2017	2016	Variance $	Variance %	2017	2016	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$140,761	$141,341	$(580)	-0.4%	$558,438	$556,060	$2,378	0.4%
Overage rent	4,215	4,968	(753)	-15.2%	10,355	12,939	(2,584)	-20.0%
Tenant reimbursements	54,924	59,292	(4,368)	-7.4%	228,852	236,661	(7,809)	-3.3%
Other	5,294	4,276	1,018	23.8%	12,344	10,333	2,011	19.5%
Total revenue	205,194	209,877	(4,683)	-2.2%	809,989	815,993	(6,004)	-0.7%

Expenses:
Recoverable expenses- operating	(39,213)	(41,073)	1,860	4.5%	(152,572)	(154,388)	1,816	1.2%
Recoverable expenses- real estate taxes	(22,474)	(23,804)	1,330	5.6%	(98,555)	(97,394)	(1,161)	-1.2%
Provision for credit losses	(710)	(831)	121	14.6%	(5,689)	(4,125)	(1,564)	-37.9%
Ground rent	(1,142)	(1,176)	34	2.9%	(5,235)	(5,278)	43	0.8%
Total operating expenses	(63,539)	(66,884)	3,345	5.0%	(262,051)	(261,185)	(866)	-0.3%

Comp NOI	$141,655	$142,993	$(1,338)	-0.9%	$547,938	$554,808	$(6,870)	-1.2%

Comp NOI - Enclosed retail properties	$106,770	$110,965	$(4,195)	-3.8%	$412,623	$425,288	$(12,665)	-3.0%
Comp NOI - Open air properties	$34,885	$32,028	$2,857	8.9%	$135,315	$129,520	$5,795	4.5%

SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 12/31/2017	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2017	Total Debt as of 12/31/2016	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2016	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities (2)	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities:
Mortgage debt
Fixed	$1,000,936	$1,000,936	$1,359,329	$1,359,329	2018	$8,750	7.0%			$8,750	7.0%
Variable	151,500	151,500	251,100	251,100	2019	143,944	6.4%	$155,000	2.8%	298,944	4.5%
Debt issuance costs	(3,692)	(3,692)	(5,010)	(5,010)	2020	195,499	4.7%	520,000	3.2%	715,499	3.6%
Fair value debt adjustments	8,338	8,338	12,661	12,661	2021	374,141	4.5%	—		374,141	4.5%
Total mortgage debt	1,157,082	1,157,082	1,618,080	1,618,080	2022	134,869	4.4%	—		134,869	4.4%
					2023	28,063	4.8%	340,000	3.5%	368,063	3.6%
Unsecured debt					2024	349,434	4.7%	750,000	6.0%	1,099,434	5.6%
Credit facility	155,000	155,000	308,000	308,000	2025	343,587	3.7%	—		343,587	3.7%
Term loans	610,000	610,000	1,340,000	1,340,000	2026	12,804	4.3%	—		12,804	4.3%
Bonds payable	1,000,000	1,000,000	250,000	250,000	2027	195,645	4.3%	—		195,645	4.3%
Debt issuance costs & discounts	(24,473)	(24,473)	(9,676)	(9,676)	2028	—	0.0%	—		—	0.0%
Total unsecured debt	1,740,527	1,740,527	1,888,324	1,888,324	Thereafter	2,079	4.7%	—		2,079	4.7%
					Fair value,debt issuance cost, and debt discount adjustments	8,545		(24,473)		(15,928)
Total consolidated debt	$2,897,609	$2,897,609	$3,506,404	$3,506,404	Total debt	$1,797,360	4.6%	$1,740,527	4.4%	$3,537,887	4.5%

Unconsolidated debt:					(1) Includes extension options
Mortgage loans payable	$1,294,639	$636,379	$864,215	$416,202	(2) Does not reflect the January 2018 extension of the credit facility and term loan.
Debt issuance costs	(5,771)	(2,871)	(3,537)	(1,710)	Total consolidated debt:
Fair value debt adjustments	13,275	6,770	15,133	7,718	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities (2)	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Total unconsolidated debt	$1,302,143	$640,278	$875,811	$422,210

Total debt:	$4,199,752	$3,537,887	$4,382,215	$3,928,614

	% of Total Debt as of 12/31/17	Our Share of Total Debt as of 12/31/17	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2018	$8,750	7.0%			$8,750	7.0%
					2019	143,944	6.4%	$155,000	2.8%	298,944	4.5%
					2020	170,030	4.3%	520,000	3.2%	690,030	3.5%
Consolidated debt:					2021	324,104	4.4%	—		324,104	4.4%
Fixed	90%	$2,594,954	4.7%	4.6	2022	134,869	4.4%	—		134,869	4.4%
Variable	10%	302,655	3.0%	2.0	2023	21,305	5.0%	340,000	3.5%	361,305	3.6%
Total Consolidated	100%	$2,897,609	4.6%	4.4	2024	349,434	4.7%	750,000	6.0%	1,099,434	5.6%
					2025	—	0.0%	—		—	0.0%
Unconsolidated debt:					2026	—	0.0%	—		—	0.0%
Fixed	99%	$633,520	4.1%	7.4	2027	—	0.0%	—		—	0.0%
Variable	1%	6,758	4.1%	5.0	2028	—	0.0%	—		—	0.0%
Total Unconsolidated	100%	$640,278	4.1%	7.4	Thereafter	—	0.0%	—		—	0.0%
					Fair value,debt issuance cost, and debt discount adjustments	4,646		(24,473)		(19,827)
Total debt:					Total debt	$1,157,082	4.8%	$1,740,527	4.4%	$2,897,609	4.6%
Fixed	91%	$3,228,474	4.6%	5.2
Variable	9%	309,413	3.1%	2.1	(1) Includes extension options
Total debt	100%	$3,537,887	4.5%	4.9	(2) Does not reflect the January 2018 extension of the credit facility and term loan.

SUPPLEMENTAL INFORMATION | 7

EBITDA AND KEY BALANCE SHEET METRICS
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Calculation of EBITDA:
Net income	$63,133	$33,815	$231,593	$77,416
Interest expense, net	28,428	32,243	126,541	136,225
Income and other taxes	421	817	3,417	2,232
Depreciation and amortization	59,226	69,228	258,740	281,150
Loss (gain) on disposition of interests in properties, net	665	(129)	(124,771)	1,987
Gain on extinguishment of debt, net	(69,358)	(534)	(90,579)	(34,612)
Impairment loss	37,524	1,178	66,925	21,879
EBITDA	120,039	136,618	471,866	486,277
Adjustments related to pro-rata share of unconsolidated entities, net	18,924	13,013	65,908	55,049
Merger, restructuring and transaction costs	—	—	—	29,607
Adjusted EBITDA	$138,963	$149,631	$537,774	$570,933

	Bond Covenant Requirement (1)	As of December 31, 2017
Key Balance Sheet Metrics:		Ratio
Total indebtedness to Total assets	≤ 60%	47.7%
Secured indebtedness to Total assets	≤ 40%	18.8%
Consolidated EBITDA / Annual service charge	≥ 1.5x	3.11x
Total unencumbered assets / Total unsecured indebtedness	> 150%	235%

(1) The covenants detailed are from the August 2017 Bond Offering, which represents the Company's most restrictive unsecured debt covenants.

SUPPLEMENTAL INFORMATION | 8

KEY GUIDANCE ASSUMPTIONS
Washington Prime Group Inc.
2018 Guidance

Fiscal Year 2018
Guidance
Earnings Expectations:
FFO per share, as adjusted - diluted (1)	$1.48 to $1.56
FFO per share, as adjusted - diluted - first quarter	$0.37 to $0.41

Underlying Assumptions to 2018 Guidance (1):
Comparable NOI growth for core properties- fiscal year 2018 (2) (3)	(1.0)% to 0.0%
General and administrative expenses (including property allocated overhead)	$56-$60 million
Non-cash adjustments for purchase accounting and straight line rents (3)	$7-$10 million
Assumed property sales	None
Assumed joint venture transactions	None
Assumed Acquisition	1 (Q218)
Assumed lender transitions	1 to 3 properties (Q418)
Gain from Sale of Outparcels (primarily relates to Four Corners First Tranche)	$8 to $9 million
Redevelopment spend (3)	$100 to $125 million
Recurring capital expenditures and deferred leasing costs (3)	$70 to $80 million
Distributions per common share and units	$0.25 per diluted share quarterly

(1) Guidance excludes any gain on the second tranche of the Four Corners outparcel sale.
(2) Excludes three noncore properties (those with planned lender transitions)
(3) Includes pro-rata share of joint venture properties

SUPPLEMENTAL INFORMATION | 9

OPERATING METRICS
Washington Prime Group Inc.
As of December 31, 2017

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 12 Months Ended 12/31/17	NOI Growth for 12 Months Ended 12/31/17
		12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16

Open Air Properties	51	95.8%	95.8%					24.9%	4.5%

Tier 1 -Enclosed retail properties	38	92.8%	93.6%	$397	$399	12.2%	12.2%	56.3%	-0.6%
Tier 2 -Enclosed retail properties	19	88.3%	91.7%	$287	$305	14.0%	13.9%	18.8%	-9.5%
Enclosed Retail Properties Subtotal	57	91.3%	93.0%	$365	$370	12.6%	12.6%	75.1%	-3.0%

Total Portfolio	108	93.1%	94.1%					100.0%	-1.2%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1						TIER 2

Arbor Hills		Northwoods Mall				Anderson Mall
Arboretum, The		Oklahoma City Properties				Boynton Beach Mall
Ashland Town Center		Orange Park Mall				Charlottesville Fashion Square
Bowie Town Center		Paddock Mall				Chautauqua Mall
Brunswick Square		Pearlridge Center				Cottonwood Mall (2)
Clay Terrace		Polaris Fashion Place				Indian Mound Mall
Dayton Mall		Port Charlotte Town Center				Irving Mall (2)
Edison Mall		Scottsdale Quarter				Lincolnwood Town Center
Grand Central Mall		Southern Hills Mall				Maplewood Mall
Great Lakes Mall		Southern Park Mall				Mesa Mall (2)
Jefferson Valley Mall		The Outlet Collection | Seattle				New Towne Mall
Lima Mall (2)		Town Center at Aurora				Northtown Mall (2)
Lindale Mall		Town Center Crossing & Plaza				Oak Court Mall
Longview Mall		Waterford Lakes Town Center				Rolling Oaks Mall
Malibu Lumber Yard		Weberstown Mall				Rushmore Mall (3)
Mall at Fairfield Commons, The		Westminster Mall				Seminole Towne Center
Mall at Johnson City, The		WestShore Plaza				Sunland Park Mall
Markland Mall						Towne West Square (3)
Melbourne Square						West Ridge Mall (3)
Morgantown Mall
Muncie Mall (2)

(1) Metrics only include properties owned and managed as of December 31, 2017.
(2) The property will change tier classification in 2018.
(3) Reclassified as noncore properties in 2018
The debt yield on the Tier 2 encumbered properties is 11.1% on a trailing twelve NOI.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through December 31, 2017

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Enclosed Retail Properties	687	508,271	1,038,209	1,546,480	$31.03	$34.09	$33.08	6.9	4.3	5.2	$18,859	$5,854	$37.10	$5.64
Open Air Properties	173	346,713	741,952	1,088,665	$16.79	$13.22	$14.35	6.8	5.2	5.9	$11,967	$361	$34.51	$0.49
Subtotal	860	854,984	1,780,161	2,635,145	$25.25	$25.34	$25.31	6.8	4.5	5.4	$30,826	$6,215	$36.05	$ 3.49

	Base Minimum Rent PSF As of December 31,
	2017		2016
Enclosed Retail Properties	$27.83		$27.99
Open Air Properties	$13.68		$13.42
Total Portfolio	$21.93		$21.88

Note: The leasing results for enclosed properties include stores of 10,000 SF or less, also anchors and office leases are excluded. For open-air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned at December 31, 2017.

SUPPLEMENTAL INFORMATION | 11

RELEASING SPREADS
Washington Prime Group Inc.
For the twelve months ended December 31, 2017

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	200,755	$16.35	$15.17	$1.18	7.8%
Renewal	716,573	$14.49	$14.16	$0.33	2.3%
All Deals	917,328	$14.90	$14.38	$0.52	3.6%

Enclosed Retail Properties:

New	235,465	$40.46	$42.31	$(1.85)	-4.4%
Renewal	947,695	$42.68	$43.40	$(0.72)	-1.7%
All Deals	1,183,160	$42.24	$43.19	$(0.95)	-2.2%

Total Portfolio:

New	436,220	$29.37	$29.82	$(0.45)	-1.5%
Renewal	1,664,268	$30.54	$30.81	$(0.27)	-0.9%
All Deals	2,100,488	$30.30	$30.60	$(0.30)	-1.0%

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
Washington Prime Group Inc.
As of December 31, 2017

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Goodman Jewelers, Jared's, J.B. Robinson Jewelers, Kay Jewelers, Leroy's Jewelers, Mark's & Morgan, Osterman's Jewelry, Piercing Pagoda, Plumb Gold, Rogers Jewelers, Silver and Gold Connection, Totally Pagoda, Zales Jewelers	146	199,988	0.3%	3.0%
L Brands, Inc.	Bath & Body Works, La Senza, Pink, Victoria's Secret, White Barn Candle	118	610,990	1.0%	2.8%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker, World Footlocker	91	387,689	0.7%	1.9%
Ascena Retail Group Inc.	Ann Taylor, Catherine's, Dress Barn, Justice, Lane Bryant, Loft, Maurice's	124	621,682	1.0%	1.8%
Genesco Inc.	Buckeye Corner, Buckeye Room, Cardboard Heroes, Hat World, Johnston & Murphy, Journeys, Journeys Kidz, Lids, Locker Room by Lids, Shi by Journeys, The Hat Shack, Underground by Journeys	112	189,500	0.3%	1.3%
American Eagle Outfitters, Inc.	aerie, American Eagle	45	253,520	0.4%	1.3%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	79	199,556	0.3%	1.2%
The Gap, Inc.	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Old Navy	34	392,298	0.7%	1.1%
The Finish Line, Inc.	Finish Line	39	225,236	0.4%	1.1%
Advent International Corp.	Charlotte Russe	34	224,764	0.4%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

Sears Holding Corporation *	Sears	42	5,851,585	9.9%	0.7%	14
JCPenney Company, Inc.	JCPenney	38	4,916,063	8.3%	1.1%	20
Macy's, Inc.	Macy's	26	4,579,870	7.7%	0.2%	5
Dillard's, Inc.	Dillards	23	3,328,695	5.6%	0.0%	1
Target Corporation	Target, Super Target	11	1,520,830	2.6%	0.0%	1
The Bon-Ton Stores, Inc.	Bon-Ton, Carson Pirie Scott, Elder Beerman, Herbergers, Younkers	15	1,477,524	2.5%	0.9%	14
Kohl's Corporation	Kohl's	13	1,089,873	1.8%	0.8%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	18	1,068,894	1.8%	2.0%	15
Belk, Inc.	Belk, Belk for Her, Belk Home Store	12	965,537	1.6%	0.4%	8
Wal-Mart Stores, Inc.	Wal-Mart, Sam's Club	5	772,215	1.3%	0.1%	1

* Includes 11 stores owned by Seritage Growth Properties. Washington Prime Group no longer has any K-Mart stores in our portfolio.

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of December 31, 2017

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	129	—	265,093	265,093	$—	$35.64	1.5%
2018	601	1,128,777	1,692,515	2,821,292	$4.34	$29.13	8.5%
2019	687	1,420,786	2,122,392	3,543,178	$4.67	$29.45	11.0%
2020	574	1,651,234	1,837,085	3,488,319	$5.46	$27.99	9.6%
2021	465	1,619,262	1,498,792	3,118,054	$6.03	$27.62	8.5%
2022	423	1,521,775	1,358,407	2,880,182	$4.34	$29.68	7.6%
2023	290	899,101	1,171,318	2,070,419	$9.23	$27.40	6.7%
2024	208	329,318	731,449	1,060,767	$7.91	$29.71	4.0%
2025	193	388,904	842,913	1,231,817	$15.21	$28.52	4.8%
2026	196	167,790	1,022,562	1,190,352	$7.82	$28.16	4.9%
2027	183	489,515	849,906	1,339,421	$8.13	$28.67	4.3%
2028 and Thereafter	70	987,470	400,700	1,388,170	$8.09	$26.37	3.0%
Specialty Leasing Agreements w/ terms in excess of 11 months	703	—	1,610,928	1,610,928	$—	$14.42	3.9%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	29	17,892	59,497	77,389	$4.02	$22.25	0.2%
2018	105	327,125	316,225	643,350	$7.84	$17.79	1.4%
2019	135	419,356	370,356	789,712	$11.83	$21.24	2.2%
2020	188	973,586	559,664	1,533,250	$12.45	$21.04	4.0%
2021	143	1,172,857	397,117	1,569,974	$9.43	$20.10	3.2%
2022	147	905,027	488,580	1,393,607	$9.88	$18.11	2.9%
2023	92	932,688	311,948	1,244,636	$10.55	$19.02	2.6%
2024	48	519,527	200,822	720,349	$9.03	$19.59	1.4%
2025	38	208,355	102,732	311,087	$12.19	$24.34	0.9%
2026	47	262,583	160,963	423,546	$13.68	$24.23	1.2%
2027	59	354,118	196,828	550,946	$8.82	$22.48	1.2%
2028 and Thereafter	13	164,848	54,801	219,649	$10.38	$15.90	0.4%
Specialty Leasing Agreements w/ terms in excess of 11 months	7	—	20,043	20,043	$—	$3.38	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA.

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended December 31, 2017	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended December 31, 2016

New Developments	$1,076	$—	$1,076	$6,922	$—	$6,922
Redevelopments, Renovations, and Expansions	$14,387	$5,515	$19,902	$19,163	$3,224	$22,387
Deferred Leasing Costs	$4,906	$478	$5,384	$3,359	$475	$3,834

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$6,839	$1,580	$8,419	$6,764	$828	$7,592
Operational capital expenditures	13,243	715	13,958	12,036	883	12,919
Total Property Capital Expenditures	$20,082	$2,295	$22,377	$18,800	$1,711	$20,511

	Twelve Months Ended December 31, 2017	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016	Unconsolidated Joint Venture Proportionate Share	Total Twelve Months Ended December 31, 2016

New Developments	$5,596	$618	$6,214	$29,740	$—	$29,740
Redevelopments, Renovations, and Expansions	$66,325	$11,886	$78,211	$75,075	$14,119	$89,194
Deferred Leasing Costs	$16,914	$2,097	$19,011	$14,623	$1,634	$16,257

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$26,919	$5,097	$32,016	$25,943	$3,311	$29,254
Operational capital expenditures	35,377	2,230	37,607	23,595	1,465	25,060
Total Property Capital Expenditures	$62,296	$7,327	$69,623	$49,538	$4,776	$54,314

SUPPLEMENTAL INFORMATION | 15

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of December 31, 2017
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Cottonwood Mall	Albuquerque	NM	Replace former Macy's store with new retailers to add home furnishings and other retail concepts	100%	$20,000 - $22,000		6% - 7%	$6,548		2019

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$295		2019

Great Lakes Mall	Mentor	OH	Replacing former Dillard's store with Round 1 as well as additional dining options such as Outback Steakhouse and other new retailers	100%	$14,000 - $16,000		7% - 9%	$5,881		2018 Q4

Markland Mall	Kokomo	IN	Replace former Sears and MC Sports stores with ALDI, Petsmart, Party City, Ross Dress for Less and other retail, dining, and entertainment uses	100%	$16,000 - $18,000		8% - 10%	$348		2018

Northwoods Mall	Peoria	IL	Replace former Macy's store with Round 1, The Room Place as well as additional retail, dining and entertainment uses	100%	$21,000 - $23,000		8% - 9%	$7,038		2018

Oklahoma Properties (Classen Curve)	Oklahoma City	OK	Add 28,000-32,000 additional square feet with new multi-tenant buildings to add some first to market retail	51%	$5,100 - $6,600	(4)	10% - 12%	$2,854	(4)	2018

Pearlridge Center	Aiea	HI	Redevelop downtown section of property, add new outparcels, and new dining and retailers	51%	$16,000 - $18,000	(4)	6% - 8%	$4,327	(4)	2018

Scottsdale Quarter (5)	Scottsdale	AZ	Ground-level retail in existing residential building; Retail and office tenants in mixed-use building, New residential and retail development on middle parcel.	51%	$59,800 - $69,800	(4)	7% - 8%	$45,000	(4)	2018/2019

Westminster Mall	Westminster	CA	New Sky Zone, Luxe Buffet and John's Incredible Pizza	100%	$6,000 - $7,000		13% - 15%	$5,375		2018 Q1

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the property. The yield includes near-term renewals.

(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) The new residential and retail units planned for development in the middle parcel have a completion date of 2018/ 2019.

SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2017

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,031	314,842	355,189	12/01/22	4.61%	Fixed	$18,449	$18,449
Arbor Hills	MI	Ann Arbor	51%	87,395	87,395	0	01/01/26	4.27%	Fixed	$25,105	$12,804
Arboretum, The	TX	Austin	51%	195,302	195,302	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	433,558	330,168	103,390	07/06/21	4.90%	Fixed	$37,652	$37,652
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	571,820	270,522	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,101,881	590,327	511,554
Brunswick Square	NJ	East Brunswick (New York)	100%	760,998	289,702	471,296	03/01/24	4.80%	Fixed	$72,504	$72,504
Charlottesville Fashion Square	VA	Charlottesville	100%	578,063	354,359	223,704	04/01/24	4.54%	Fixed	$47,009	$47,009
Chautauqua Mall	NY	Lakewood	100%	432,931	427,955	4,976
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,601	558,725	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,050,499	570,270	480,229	04/06/24	4.82%	Fixed	$99,031	$99,031
Dayton Mall	OH	Dayton	100%	1,442,615	770,834	671,781	09/01/22	4.57%	Fixed	$81,689	$81,689
Edison Mall	FL	Fort Myers	100%	1,038,097	555,804	482,293
Grand Central Mall	WV	Parkersburg	100%	846,249	839,741	6,508	07/06/20	6.05%	Fixed	$40,397	$40,397
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,222,601	630,914	591,687
Indian Mound Mall	OH	Newark	100%	556,746	384,085	172,661
Irving Mall	TX	Irving (Dallas)	100%	1,052,204	488,659	563,545
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	578,245	412,553	165,692
Lima Mall	OH	Lima	100%	743,361	543,539	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	4.26%	Fixed	$49,668	$49,668
Lindale Mall	IA	Cedar Rapids	100%	730,590	476,758	253,832
Longview Mall	TX	Longview	100%	653,238	205,021	448,217
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,043,107	868,287	174,820
Mall at Johnson City, The	TN	Johnson City	51%	567,895	492,487	75,408	05/06/20	6.76%	Fixed	$49,939	$25,469
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	905,960	323,480	582,480
Markland Mall	IN	Kokomo	100%	312,579	309,099	3,480
Melbourne Square	FL	Melbourne	100%	723,804	419,894	303,910
Mesa Mall	CO	Grand Junction	100%	873,467	430,763	442,704
Morgantown Mall	WV	Morgantown	100%	555,531	555,531	0
Muncie Mall	IN	Muncie	100%	641,821	387,995	253,826	04/01/21	4.19%	Fixed	$34,645	$34,645
New Towne Mall	OH	New Philadelphia	100%	506,618	506,618	0
Northtown Mall	MN	Blaine	100%	607,199	607,199	0
Northwoods Mall	IL	Peoria	100%	686,176	374,047	312,129
Oak Court Mall	TN	Memphis	100%	847,398	361,581	485,817	04/01/21	4.76%	Fixed	$37,701	$37,701
Oklahoma City Properties	OK	Oklahoma City	51%	294,598	294,598	0	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	4.06%	Variable	$13,250	$6,758
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,438	556,258	403,180
Outlet Collection | Seattle, The (4)	WA	Seattle	100%	922,286	922,286	0	01/14/20	3.06%	Variable	$86,500	$86,500
Paddock Mall	FL	Ocala	100%	548,120	317,563	230,557
Pearlridge Center	HI	Aiea	51%	1,288,651	1,235,374	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$43,200	$22,032
Polaris Fashion Place	OH	Columbus	51%	1,570,588	734,117	836,471	03/01/25	3.90%	Fixed	$225,000	$114,750
							03/01/25	4.46%	Fixed	$15,500	$7,905
Port Charlotte Town Center (3)	FL	Port Charlotte	100%	777,246	493,037	284,209	11/01/20	5.30%	Fixed	$43,133	$43,133
Rolling Oaks Mall	TX	San Antonio	100%	883,336	287,028	596,308
Rushmore Mall (5)	SD	Rapid City	100%	831,040	754,564	76,476	02/01/19	5.79%	Fixed	$94,000	$94,000

SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2017

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	725,431	725,431	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Seminole Towne Center	FL	Sanford (Orlando)	22%	1,109,948	596,657	513,291	05/06/21	5.97%	Fixed	$54,627	$12,226
Southern Hills Mall	IA	Sioux City	100%	794,010	549,878	244,132
Southern Park Mall	OH	Youngstown	100%	1,202,924	1,007,360	195,564
Sunland Park Mall	TX	El Paso	100%	927,703	332,766	594,937
Town Center at Aurora	CO	Aurora (Denver)	100%	1,080,940	340,998	739,942	04/01/21	4.19%	Fixed	$53,250	$53,250
Town Center Crossing & Plaza	KS	Leawood	51%	671,286	534,725	136,561	02/01/27	4.25%	Fixed	$34,442	$17,565
							02/01/27	5.00%	Fixed	$69,498	$35,444
Towne West Square	KS	Wichita	100%	898,662	402,128	496,534	06/01/21	5.61%	Fixed	$46,188	$46,188
Waterford Lakes Town Center	FL	Orlando	100%	965,482	690,982	274,500
Weberstown Mall	CA	Stockton	100%	859,287	264,467	594,820	06/08/21	3.31%	Variable	$65,000	$65,000
West Ridge Mall	KS	Topeka	100%	1,015,064	410,953	604,111	03/06/24	4.84%	Fixed	$40,697	$40,697
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,214,525	441,833	772,692	04/01/24	4.65%	Fixed	$80,019	$80,019
WestShore Plaza	FL	Tampa	100%	1,075,486	847,024	228,462
Enclosed Retail Properties Total				44,708,390	28,171,241	16,537,149				$2,115,272	$1,566,646

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	696,588	385,043	311,545
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	43,053	43,053	0	11/06/23	5.47%	Fixed	$5,305	$5,305
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	262,020	226,907	35,113	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	293,524	185,524	108,000
Forest Plaza	IL	Rockford	100%	433,718	413,421	20,297	10/10/19	7.50%	Fixed	$16,084	$16,084
Gaitway Plaza (3)	FL	Ocala	99%	208,039	207,239	800
Gateway Centers	TX	Austin	51%	512,153	403,150	109,003	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,402	36,402	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,369	311,960	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,229	355,792	30,437	10/10/19	7.50%	Fixed	$15,068	$15,068
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	146,777	146,777	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$22,713	$22,713
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	273,836	182,436	91,400
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/10/19	7.50%	Fixed	$6,264	$6,264

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PROPERTY INFORMATION
Washington Prime Group Inc.
As of December 31, 2017

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
North Ridge Shopping Center	NC	Raleigh	100%	171,570	166,170	5,400	12/01/22	3.41%	Fixed	$12,018	$12,018
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	409,158	375,321	33,837	08/01/21	5.49%	Fixed	$34,804	$17,750
Plaza at Buckland Hills, The	CT	Manchester	100%	327,483	216,584	110,899
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	239,050	229,162	9,888
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,430	73,154	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	186,283	175,330	10,953
Shops at Arbor Walk, The	TX	Austin	51%	458,469	280,315	178,154	08/01/21	5.49%	Fixed	$39,336	$20,061
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,653	329,811	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,548	290,009	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	253,086	98,593	154,493	03/06/24	4.84%	Fixed	$10,174	$10,174
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	380,240	231,622	148,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	398,077	241,731	156,346	10/10/19	7.50%	Fixed	$12,528	$12,528
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874	11/01/18	7.00%	Fixed	$8,750	$8,750
Wolf Ranch	TX	Georgetown (Austin)	100%	632,258	420,072	212,186
Open Air Properties Total				14,696,710	9,986,442	4,710,268				$311,544	$220,090

Total				59,405,100	38,157,683	21,247,417				$2,426,816	$1,786,736	(6)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives substantially all economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).

(4) On January 19, 2018, the Company repaid the $86,500 loan on The Outlet Collection | Seattle. This repayment was funded by borrowings on the Revolver.
(5) Loan has an A note of $58 million and a B note of $36 million. Interest expense on the Rushmore mortgage is recorded in the financial statements only for the A note.
(6) Our Share of the Joint Venture debt excludes the $2.1 million indirect 12.5% ownership interest in another real estate project.

SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended December 31, 2017	Twelve Months Ended December 31, 2017
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$22,642	$75,224
Overage rent	1,100	2,275
Tenant reimbursements	7,974	29,588
Other income	447	1,334
Total revenues	32,163	108,421

Expenses:
Property operating	(5,940)	(21,878)
Real estate taxes	(3,086)	(11,918)
Advertising and promotion	(521)	(1,323)
Total recoverable expenses	(9,547)	(35,119)
Depreciation and amortization	(12,208)	(44,170)
Provision for credit losses	(123)	(945)
General and administrative	—	6
Ground rent	(1,393)	(5,060)
Total operating expenses	(23,271)	(85,288)

Operating Income	8,892	23,133

Interest expense, net	(6,663)	(21,878)
Proceeds from sale of property	—	380
Income and other taxes	(53)	(240)
Income from unconsolidated entities, net	$2,176	$1,395

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

December 31, 2017 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,152,385
Construction in progress	22,661
1,175,046
Less: accumulated depreciation	168,281
1,006,765

Cash and cash equivalents	17,635
Tenant receivables and accrued revenue, net (see below)	15,771
Deferred costs and other assets (see below)	87,666
Total assets	$1,127,837

Liabilities and members' equity:
Mortgage notes payable	$640,278
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	73,431
Total liabilities	713,709
Members' equity	414,128
Total liabilities and members' equity	$1,127,837

Supplemental Balance Sheet Detail:

Tenant accounts receivable and accrued revenue, net:
Straight-line receivable	$8,285
Tenant receivable	5,976
Allowance for doubtful accounts, net	(1,857)
Unbilled receivables and other	3,367
Total	$15,771

Deferred costs and other assets:
Deferred leasing, net	$15,944
In place lease intangibles, net	28,675
Acquired above market lease intangibles, net	26,339
Mortgage and other escrow deposits	13,830
Prepaids, notes receivable and other assets, net	2,878
Total	$87,666

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$29,638
Below market leases, net	35,327
Other	8,466
Total	$73,431

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.

SUPPLEMENTAL INFORMATION | 22

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized re-measurement adjustment of derivative instrument.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the current quarter and year-to-date period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

SUPPLEMENTAL INFORMATION | 23